Exhibit 10.2



Consent of Independent Registered Public Accounting Firm


We consent to the use, in this Annual Report of Localiza Franchising S.A. on Form 20-F filed on June 29, 2004 (File No. 333-8128-01), which is incorporated by reference in the Registration Statement on Form F-3 filed on August 24, 2001 (Registration No. 333-13852-01), of our report dated April 2, 2004.



Belo Horizonte, Brazil

June 29, 2004


/s/ Deloitte Touche Tohmatsu Auditores Independentes